Exhibit 10.1
FOURTH AMENDMENT TO LOAN AGREEMENT
     This Fourth Amendment to Loan Agreement (“Amendment”) is made this 29th day of December, 2006 between HORIZON VESSELS INTERNATIONAL, LTD. (“Borrower”) and GENERAL ELECTRIC CREDIT CORPORATION OF TENNESSEE as and its successors and assigns (“Lender”);
     WHEREAS, Borrower and Boeing Capital Corporation (“Boeing”) entered into that certain Loan Agreement dated June 30, 2003, as amended from time to time and as assigned to Lender (collectively, the “Loan Agreement”);
     WHEREAS, pursuant to the Loan Agreement, Boeing made advances to Borrower in the amount of Thirty-Five Million and 00/100 United States Dollars ($35,000,000.00) as evidenced by that certain Secured Promissory Note (the “Note”) dated June 30, 2003 in the original principal amount of Thirty-Five Million and 00/100 United States Dollars ($35,000,000.00);
     WHEREAS, the Borrower and Lender desire to enter this Amendment for the purpose of amending and restating the terms of the Note and for such other purposes as set forth herein;
     WHEREAS, the Borrower receives an advantage and material benefit from the amendment and restatement of the Note;
     WHEREAS, the Lender is willing to amend, restate, renew and extend the Note, on condition that, among other things, the Borrower and Lender execute and deliver this Amendment;
     WHEREAS, the Borrower has executed and delivered to Lender that certain Amended and Restated Promissory Note dated on or near the date hereof in the original principal amount of Twenty-Five Million and 00/100 Dollars ($25,000,000.00) (the “Amended Note”), pursuant to which the Borrower and Lender have amended, restated, renewed and extended the Note, which Amended Note evidences Borrower’s obligation to repay the current outstanding principal amount of the Loan (as defined in the Agreement).
     NOW, THEREFORE, the parties hereto do hereby amend the Loan Agreement on the terms and conditions hereof and do hereby agree as follows:
1.	Borrower hereby ratifies and reaffirms its grant to Lender and hereby grants Lender a security interest in all of Borrower’s right, title and interest in the “Vessel,” as that term is defined in the Loan Agreement to secure the payment and performance of all debts, obligations and liabilities of any kind whatsoever of Borrower to Lender, now existing or arising in the future, including but not limited to the payment and performance of all obligations of Borrower to Lender under or pursuant to that certain Amended and Restated Promissory Note dated on or near the date hereof in the original principal amount of Twenty-Five Million and 00/100 Dollars ($25,000,000.00), the form of which is attached as Exhibit “A” hereto, as the same may be amended, supplemented, renewed, extended or otherwise modified from time to time, and any renewals, extensions and modifications of such debts, obligations and liabilities. Under no circumstances shall the Amended Note be considered a novation of the Note but is simply a modification of the payment terms of the Note.

2.	The definition of the term “Note” is hereby amended to mean that certain Amended and Restated Promissory Note dated on or near the date hereof in the original principal amount of Twenty-Five Million and 00/100 Dollars ($25,000,000.00), as the same may be amended, supplemented, renewed, extended or otherwise modified from time to time. The definition of the term “Mortgage” is hereby amended to mean that certain First Preferred Mortgage, dated June 30, 2003 executed by Borrower in favor of Boeing Capital Corporation, covering the whole of the Vanuatu-flagged vessel SEA HORIZON, Official Number 1340, as amended by that certain Amendment No. 1 to First Preferred Mortgage, dated May 28, 2004 and as amended by Amendment No. 2 to First Preferred Mortgage, dated on or near the date hereof, between Borrower and Lender. All references in the Loan Agreement to the “Loan Agreement” or this “Loan Agreement” shall be deemed to mean the Agreement, as amended by this Amendment, and as the same may be further amended, modified or restated from time to time.

3.	Borrower has adequate power and capacity to enter into, and to perform its obligations under this Amendment and the Amendment No. 2 to First Preferred Mortgage.

4.	Borrower hereby ratifies and affirms that the representations and warranties made in Article 3 of the Loan Agreement are true as of the date hereof.

5.	In addition to the Events of Default set forth in Article 4 of the Agreement, each of the following events shall constitute an “Event of Default” under the Agreement:
a.	Any statement, representation or warranty made by Borrower in this Amendment or in any document, certificate or financial statement executed or delivered with or in connection with this Amendment proves at any time to have been untrue or misleading in any material respect as of the time when made.
6.	Except as stated in this Amendment, the Loan Agreement and the provisions contained therein are ratified and adopted and remain unchanged and in full force. To the extent the provisions of the Amended Note are inconsistent with the provisions of the Loan Agreement, as Amended by this Amendment, the provisions of the Amended Note shall control.

7.	This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original and all of which when taken together shall constitute one and the same instrument effective between the parties as of the date first above written.

     IN WITNESS WHEREOF, Borrower and Lender have executed this Amendment as of the date and year first above written.

BORROWER: HORIZON VESSELS INTERNATIONAL, LTD.
By:	/s/ Ronald Mogel
	Name:	Ronald Mogel
	Title:	VP & Treasurer

ACKNOWLEDGED BY: HORIZON OFFSHORE, INC., Guarantor
By:	/s/ Ronald Mogel
	Name:	Ronald Mogel
	Title: Date:	VP, Treasurer & CFO December 29, 2006

HORIZON VESSELS, INC., Guarantor
By:	/s/ Ronald Mogel
	Name:	Ronald Mogel
	Title: Date:	VP & Treasurer December 29, 2006

SECURED PARTY: GENERAL ELECTRIC CREDIT CORPORATION OF TENNESSEE
By:
Name:
Title: